Exhibit 10 (m)

APPROVAL CERTIFICATE OF ENTERPRISES WITH FOREIGN INVESTMENT IN THE PEOPLES REPUBLIC OF CHINA


     Serial No.                                   Yunfu MCFTEO
     (1992) 45#
     Date of Approval                             August 21, 1992



                                             Renewed Date March 19,1997